Scudder
Latin America
Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

For investors seeking long-term capital appreciation through investment primarily in the securities of Latin American issuers.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                           Scudder Latin America Fund

--------------------------------------------------------------------------------
Date of Inception: 12/8/92   Total Net Assets as of      Ticker Symbol:  SLAFX
                            10/31/98: $503.6 million
--------------------------------------------------------------------------------

o Although Scudder Latin America Fund posted a -20.23% total return for the twelve- month period ended October 31, 1998, the Fund was ranked first out of forty Latin American funds tracked by Lipper Analytical Services for the same period.^1

o Latin American stocks dropped sharply as crises in Asia and Russia prompted investors to sell financial assets in the developing countries.

o The Fund emphasized stocks whose strong cash flows, healthy balance sheets, and ability to obtain financing have positioned them to withstand market volatility and economic uncertainty.

o The management team reduced the Fund's weighting in commodity-based companies in favor of more defensive non-cyclical stocks.


                                Table of Contents

   3  Letter from the Fund's Chairman    18  Financial Highlights
   4  Performance Update                 19  Notes to Financial Statements
   5  Portfolio Summary                  23  Report of Independent Accountants
   6  Portfolio Management Discussion    24  Tax Information
  11  Glossary of Investment Terms       24  Officers and Directors
  12  Investment Portfolio               25  Investment Products and Services
  15  Financial Statements               26  Scudder Solutions


^1 Source: Lipper Analytical Services. In the International Equity Fund category, Scudder Latin America Fund was ranked 5th and 1st for the three- and five-year periods ended October 31, 1998, out of 28 and 10 funds, respectively.


                         2 - Scudder Latin America Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     The past twelve months have been a tumultuous period for both the economies and the stock markets of Latin America. As the crises in the developing countries deepened, investors liquidated financial assets in the region in favor of "safe havens" in the mature markets. Although such downturns are difficult to deal with when they are taking place, they can also provide extraordinary opportunities for investors willing to endure volatility. We believe that in a challenging climate such as this, prudent asset allocation and a long-term outlook are essential elements of a successful investment plan.

     In the midst of this turmoil, the Fund's management team continued to invest in financially sound, growing companies that are positioned to prosper in any environment. Over time, the long-term approach of using fundamental research to find the strongest companies available will help the Fund successfully navigate through the inevitable short-term market fluctuations.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, which invests in medium and large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Latin America Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Latin America Fund

                         3 - Scudder Latin America Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
10/31/98       $10,000        Cumulative    Annual
---------------------------------------------------
Scudder Latin America Fund
---------------------------------------------------
1 Year         $   7,977       -20.23%     -20.23%
5 Year         $  11,620        16.20%       3.05%
Life of Fund*  $  17,827        78.27%      10.30%
---------------------------------------------------
IFC Latin America Investable Total Return Index
---------------------------------------------------
1 Year         $   6,966       -30.34%     -30.34%
5 Year         $   8,972       -10.28%      -2.14%
Life of Fund*  $  11,700        17.00%       2.73%
---------------------------------------------------
* The Fund commenced operation on December 8, 1992.
  Index comparisons begin December 31, 1992.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

               IFC Latin America Investable
               Total Return Index             Scudder Latin America Fund

          12/92*          10000                        10000
            '93           13041                        14728
            '94           18352                        19651
            '95           11480                        13567
            '96           13691                        17407
            '97           16796                        21455
            '98           11700                        17114

Yearly periods ended October 31

The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                    1993*     1994       1995      1996      1997      1998
-----------------------------------------------------------------------------------------------
Net Asset Value                   $ 18.41   $ 24.44   $ 16.22    $ 20.63   $ 25.12   $ 19.02
-----------------------------------------------------------------------------------------------
Income Dividends                  $    --   $   .06   $    --    $   .15   $   .26   $   .25
-----------------------------------------------------------------------------------------------
Capital Gains Distributions       $    --   $   .06   $   .73    $    --   $    --   $  1.14
-----------------------------------------------------------------------------------------------
Fund Total Return (%)             53.42**     33.43    -30.96      28.31     23.25    -20.23
-----------------------------------------------------------------------------------------------
Index Total Return (%)              28.72     48.17    -37.44      19.26     22.68    -30.34
-----------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the five year and life of Fund periods would have been lower.

**Total return does not reflect the effect to the shareholder of the applicable redemption fees.


                         4 - Scudder Latin America Fund

                    Portfolio Summary as of October 31, 1998

------------------------------
Geographical
(Excludes 7% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Mexico                         48%
      Brazil                         33%
      Argentina                      14%
      Chile                           2%
      Peru                            1%
      Other                           2%
   --------------------------------------
                                    100%
   --------------------------------------

   Our increased weighting in Mexico reflects an emphasis on consumer-related companies that are well-positioned to withstand economic uncertainty.


------------------------------
Sectors
(Excludes 7% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Consumer Staples               33%
      Communications                 23%
      Financial                      15%
      Energy                          9%
      Manufacturing                   7%
      Utilities                       6%
      Consumer Discretionary          6%
      Other                           1%
   --------------------------------------
                                    100%
   --------------------------------------

   Sector weightings illustrate a shift into non-cyclical industries.

---------------------------
Ten Largest Equity Holdings
(55% of Portfolio)
---------------------------

    1. Telefonos de Mexico S.A. de C.V.
       Telecommunication services in
       Brazil
    2. Kimberly Clark de Mexico S.A. de
       C.V.
       Producer of consumer paper
       products in Mexico
    3. Banco Itau S.A.
       Bank in Brazil
    4. CIFRA S.A. de C.V.
       Retailer in Mexico
    5. Panamerican Beverages, Inc.
       Regional soft drink bottler
    6. YPF S.A.
       Petroleum company in Argentina
    7. Banco Bradesco S.A.
       Bank in Brazil
    8. Companhia Cervejaria Brahma
       Beer producer and distributor in
       Brazil
    9. Telecomunicacoes de Sao Paulo S.A.
       Telecommunication services in Brazil
   10. Petroleo Brasileiro S.A.
       Petroleum company in Brazil

   Portfolio changes were undertaken in response to our concerns about individual companies' exposure to problems in the external economic environment.


For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                         5 - Scudder Latin America Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Latin America Fund posted a negative total return of 20.23% for the fiscal year ended October 31, 1998. This compared with a negative total return of 30.34% for the unmanaged benchmark, the International Finance Corporation's Latin America Investable Total Return Index. Details of the country components of the IFC Index for the fiscal year are provided in the adjacent table.

                         Investors React to Debt Crisis

Latin American stock markets were under selling pressure for most of the year, suffering severe damage during the global financial crisis. A common theme to the poor performance of emerging markets around the globe was the abuse of leverage. This can take many forms: the rapid expansion of assets whose earning power is inadequate to pay for the debt incurred to pay for the assets; the uncritical, and at times politically inspired, extension of credit to borrowers with no capacity to repay; and the reliance on short-term debt to force-feed a growth rate beyond what can be supported with internally generated cash flow alone.

Financial excesses of this nature are not exclusively problems of the emerging markets. A debt or cash flow problem in an emerging market, however, will tend to differ from a similar problem in an industrialized country since the emerging market borrower will typically owe money in a currency that is not his own. The scarcity of foreign exchange reserves available to repay debt elevates what otherwise would be a localized credit problem into a multi-national restructuring process. This process may be a drawn out affair, as was the case with the Latin American debt crisis in the 1980s; or it can be concluded quite quickly, as was Mexico's debt crisis in 1995.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
--------------------------------------------------------------------------------
BAR CHART TITLE:

Investment Returns in Latin American
Stock Markets

Twelve months ended October 31, 1998.
Returns are in U.S. Dollars


Argentina                        -13.12%
Brazil                           -31.23%
Chile                            -36.17%
Colombia                         -61.02%
Mexico                           -25.74%
Peru                             -38.88%
Venezuela                        -63.52%
IFC Latin America Investable
Index                            -30.34%


Source: IFC Emerging Markets Database

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

The Asian debt crisis had its initial impact on Latin American markets just as the Fund's 1997 fiscal year was ending. As Asian markets stabilized over the course of 1998 and several countries in that region moved forward with their restructuring activities, the Latin American crisis deepened. In the weeks following the Russian debt default and the crisis in the hedge fund industry, markets went into a free fall. Brazil was very much a central player in this drama due to the country's economic importance in the region and the Cardoso administration's failure to stay the course with the tough austerity program it


                       6 - Scudder Latin America Fund
had introduced last year in order to contain the aftershocks of the Asian crisis. Markets lost confidence in the currency and in other financial instruments of countries whose policies were not compatible with the objectives of foreign investors.

The frequency with which major Latin American countries have had to deal with foreign exchange crises underscores the structural nature of the problem. Inadequate rates of domestic savings have for years been supplemented with foreign savings in the form of short-term debt in order to finance economic growth and development. Short-term foreign debt, however, typically exceeds hard currency reserves for Latin American nations, fueling a foreign exchange crisis anytime there is a loss of confidence among foreign lenders.

Strong Government Response

As the Fund's fiscal year ended, investor attitudes toward Latin America turned somewhat positive. We believe this was due to the speed with which Latin American governments addressed investor concerns. The Brazilian government, energized by Cardoso's reelection, introduced a new fiscal stabilization program that is likely to be accepted by its Congress. The goal of this new program is to reduce the government's fiscal deficit to a level that will stabilize federal debt relative to the gross domestic product. This, in turn, should allow deficits to be financed by domestic savings in a non-inflationary manner and at progressively lower interest rates. Failure of the Brazilian political system to reach a consensus on fiscal reform could have highly negative consequences for that country's economic performance.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE
--------------------------------------------------------------------------------
Economic Growth Forecasts (GDP)


  Country             1997        1998*      1999*
  ------------------------------------------------

  Argentina           8.60%       4-5%        3-4%

  Brazil              3.00%       0-1%      (1)-(2)%

  Chile               7.10%       4-5%        2-3%

  Colombia            3.10%       2-3%        2-3%

  Mexico              7.00%       4-5%        3-4%

  Peru                7.30%       2-3%        3-4%

  Venezuela           5.10%       0-1%      (2)-(3)%


* Estimated. Estimates may prove inaccurate, and, even if accurate, may not correlate with market activity. Source: Scudder Latin America Group.

--------------------------------------------------------------------------------

Additional positive sentiment was generated when the International Monetary Fund
(IMF) committed to providing Brazil with an assistance package exceeding $41 billion. This package removes the immediate risk of the country's inability to service its foreign debt, but it does not solve the problem -- not unique to Brazil -- of low domestic savings rates, inadequate inflows of foreign investment, and an imbalance between the maturity of foreign debt and the economy's ability to generate hard currency reserves. Still, the risk of a run on Brazil's foreign exchange reserve appears to have been contained, reducing the odds of a significant devaluation. The price of austerity, for Brazil, will


                       7 - Scudder Latin America Fund
be the likely contraction of economic activity in the near term. Our forecast of the economic growth rates for the major Latin American countries is shown on page 7.

It is highly significant that a growing number of Latin American governments are committing to fiscal balance, low rates of inflation, pension fund and social security reform, trade liberalization, privatization, and the dismantling of authoritarian political structures. Reforms of this nature are essential if Latin America is to extricate itself from its foreign debt burden. Domestic savings must command a larger share of the development financing equation, inflows of equity from abroad must replace foreign borrowing, and governments must adopt disciplined programs to wean their economies away from foreign debt.

Savings and investment do not thrive in a hostile environment, and the reform process that has been underway in Latin America for almost a decade clearly seeks to achieve a stable, low-inflation economic background to encourage both local and foreign companies to invest their equity. This is fundamentally the same reform process that has rewarded stock market investors in the past, and should continue to do so in the future.

                  Focus on Companies With Strong Balance Sheets

Since volatility is not likely to recede quickly from the Latin American markets, a long-term commitment helps investors cope with the periodic crises that the Fund has experienced since its inception. The Fund's outperformance of its benchmark in the year ended October 31, 1998 underscores our view that portfolios are best structured to overcome stock market volatility when they emphasize companies with low balance sheet leverage, a healthy rate of internal cash flow generation, and the ability to finance their growth even during periods of economic turmoil.

Most of the changes in the Fund's portfolio during the past twelve months were undertaken in response to our concerns about corporate exposure to various problems such as high levels of debt, commodity price deflation, growing import competition, and a slowdown in economic activity. We sold our investments in two Argentine oil companies -- Astra CAPSA and Perez Companc S.A. -- and sharply reduced the portfolio's holding of YPF S.A., Argentina's largest oil and gas company. Apart from the oil and gas investments, most of the Fund's holdings in cyclical industries and sectors sensitive to commodity prices were Brazilian companies. As a result of the sale or reduction in holdings in the Brazilian pulp and paper, mining, petrochemical, iron and steel, and the consumer durables industries, the portfolio's Brazilian weighting declined to 33% of equities at the end of October, from 42% on October 31, 1997. Given our forecast of an economic decline in Brazil during 1999, we are not likely to emphasize cyclical sectors in the near future.

Many of the Mexican consumer-related companies have the financial and operational characteristics that provide a degree of immunity to an uncertain economic environment, and we emphasized this sector throughout the twelve-month period,


                       8 - Scudder Latin America Fund

THE PRINTED DOCUMENT CONTAINS A TABLE HERE
--------------------------------------------------------------------------------
Country Weightings
October 31, 1998
-------------------------------------------------------

Country                   Scudder Latin    IFC Index
                          America Fund*    Weighting
-------------------------------------------------------

Argentina                     14.0%           14.6%
Brazil                        33.0%           27.9%
Chile                          2.0%           13.4%
Colombia                       1.0%            2.2%
Mexico                        48.0%           34.2%
Panama                         1.0%            0.0%
Peru                           1.0%            3.0%
Venezuela           (less than)1.0%            1.8%

* Excludes Fund's assets in cash equivalents

--------------------------------------------------------------------------------

increasing our weighting in Mexico from 33% to 48%. Data for country weightings are shown in the above table.

Sector weightings for the portfolio illustrate the shift in emphasis away from cyclicals toward non-cyclicals. Consumer staples, which include the important food and beverage industries, accounted for 33% of the Fund's equities as of October 31, 1998, and investments in the communications sector made up 23% of equity holdings. The financial sector, dominated by two large Brazilian banks with significant interests in the insurance business, ranked third with 15% of equities.


                       9 - Scudder Latin America Fund

                         Investment in Quality Companies

We believe that we are entering the new fiscal year with a quality portfolio of companies. The Fund does not have significant exposure to import competition, economic slowdowns, or debt rollover difficulties. While the defensive characteristics are high in this regard, so too are the growth dynamics of these companies. They serve a youthful and relatively poor population with high quality, low priced consumables. They address the outsized infrastructure investment requirements for a modern telecommunications network and reliable electric power grid. And finally, they are companies that generate high cash returns on their investment, and have demonstrated a record of reinvesting cash back into the business at a competitive return.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.          /s/Tara C. Kenney

Edmund B. Games, Jr.             Tara C. Kenney

/s/Paul H. Rogers

Paul H. Rogers

                           Scudder Latin America Fund:
                          A Team Approach to Investing

   Scudder Latin America Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

   Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Mr. Games joined the Adviser's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has 10 years of financial industry experience. Paul H. Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined the Adviser in 1994 and has over 10 years of investment experience.


                       10 - Scudder Latin America Fund

                      Glossary of Investment Terms


CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

CYCLICAL Stocks Companies whose earnings fluctuate with the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

FISCAL Deficit The difference between a country's tax revenues and expenditures. Governments generally issue debt to finance this shortfall in the form of bonds. A low rate of savings in a debtor nation means that investment from foreign sources will be required.

INTERNATIONAL MONETARY     An organization focused on the lowering of trade
FUND (IMF)                 barriers and the stabilization of currency exchange
                           rates. While helping developing nations to pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LEVERAGE Debt in relation to a firm's capital structure. The more long-term debt there is, the greater the financial leverage. While a higher degree of leverage can increase a firm's return on equity, it also requires that earnings be sufficient to cover interest and principal payments on the debt incurred. Leverage therefore has the potential to boost returns, but it may also increase the risk of a firm defaulting on its debt payments.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       11 - Scudder Latin America Fund

                   Investment Portfolio as of October 31, 1998

                                                                                             Principal               Market
                                                                                          Amount (U.S.$)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 6.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%, to be
  repurchased at $32,964,828 on 11/2/1998, collateralized by a $29,042,000 U.S. Treasury                           -----------
  Note, 6.5%, 5/15/2005 (Cost $32,950,000) ..............................................     32,950,000            32,950,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 93.4%
------------------------------------------------------------------------------------------------------------------------------
Argentina 12.8%
BI S.A. "A" (Venture capital company) (b) ...............................................      3,000,000             3,045,129
Nobleza Piccardo S.A. (Tobacco company) .................................................      1,004,177             3,515,780
Quilmes Industrial S.A. (Leading beer distributor) ......................................        922,443             7,840,766
Quilmes Industrial S.A. (ADR) ...........................................................        443,000             4,070,063
Telecom Argentina S.A. "B" (ADR) (Telecommunication services) ...........................        400,000            12,900,000
Telefonica de Argentina S.A. "B" (ADR) (Telecommunication services) .....................        300,000             9,918,750
YPF S.A. "D" (ADR) (Petroleum company) ..................................................        780,000            22,571,250
                                                                                                                   -----------
                                                                                                                    63,861,738
                                                                                                                   -----------
Brazil 30.4%
Aracruz Celulose S.A. "B" (ADR) (Producer of eucalyptus kraft pulp) .....................        210,200             1,760,421
Banco Bradesco S.A. (pfd.) (Commercial bank) ............................................  3,901,277,111            22,238,817
Banco Itau S.A. (pfd.) (Bank) ...........................................................     58,409,600            28,399,826
Centrais Geradoras do Sul do Brasil SA "B" (pfd.)* (Electricity generator) ..............  1,304,900,000             1,476,750
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ..............     47,011,569            22,069,309
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ....................    930,086,798            18,088,703
Companhia Paranaense de Energia (voting) (Electric utility) .............................    700,600,400             4,293,226
Companhia Paulista de Forca e Luz* (Electric power utility) .............................     33,000,000             2,766,368
Companhia Paulista de Forca e Luz* ......................................................     21,500,000             1,595,243
Companhia Paulista de Forca e Luz Pro-rata shares* ......................................         45,606                 3,538
Companhia Souza Cruz Industria e Comercio (voting) (Holding company: cigarettes and
  tobacco, fiber cellulose) .............................................................        220,000             1,493,839
Companhia Suzano de Papel e Celulose S.A. (pfd.) (Paper products) .......................        879,340               309,601
Companhia Vale do Rio Doce (pfd.)* (Diverse mining and industrial complex) (b) ..........      1,170,800                     0
Industrias Klabin de Papel e Celulose S.A. (pfd.) (Producer of paper and paper
  products) .............................................................................      2,168,000               399,832
Lojas Americanas S.A. (voting)* (Discount department store chain) (b) ...................    439,708,380             2,690,813
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .....................................    150,000,000            18,861,598
Tele Norte Leste Participacoes (pfd.)* (Provider of local telecommunication services) ...     10,000,000               125,744
Tele Norte Leste Participacoes S.A.* ....................................................      5,000,000                28,083

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Latin America Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) ..................    130,000,000            21,795,624
Telecomunicacoes do Parana S/A (pfd.) (Telecommunication services) ......................     21,479,986             3,601,305
                                                                                                                   -----------
                                                                                                                   151,998,640
                                                                                                                   -----------
Chile 1.5%
Compania de Telefonos de Chile, S.A. "A" (ADR) (New) (Telecommunication services) .......        315,541             6,922,181
Santa Isabel S.A. (ADR) (Supermarket chain) .............................................        150,200               873,038
                                                                                                                   -----------
                                                                                                                     7,795,219
                                                                                                                   -----------
Colombia 1.2%
Bavaria S.A. (Beer producer and distributor) ............................................      1,019,236             3,406,770
Colombiana de Tabaco S.A. (Tobacco producer) ............................................        887,271               905,379
Compania Nacional de Chocolates S.A. (Chocolate and coffee producer) ....................        426,643               925,119
Industrias Alimenticias Noel S.A. (Food products company) (b) ...........................        725,039               878,555
                                                                                                                   -----------
                                                                                                                     6,115,823
                                                                                                                   -----------
Mexico 44.5%
CIFRA S.A. de C.V. "C" (Discount retailer) ..............................................     20,001,000            25,921,359
Fomento Economico Mexicano, SA de C.V. (ADR) (Producer of beer, soft drinks and
  mineral water) ........................................................................        400,000            10,425,000
Grupo Continental, S.A. (Producer and distributor of soft drinks, sugar, mineral
  water) ................................................................................      6,797,750            16,611,043
Grupo Embotelladora Unidas S.A. de CV "B"* (Soft drink producer and marketer) ...........      1,919,134             2,430,245
Grupo Financiero Inbursa, S.A. de C.V. "B" (Brokerage, insurance, banking and leasing
  services) .............................................................................      5,492,000             9,627,843
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and other baked goods) ......      7,996,000            13,447,962
Grupo Industrial Maseca S.A. de C.V. (ADR) (Food producer) ..............................      1,249,600            15,463,800
Grupo Industrial Saltillo, S.A. de C.V. "B" (Manufacturer of steel products and auto
  parts) ................................................................................        490,000             1,105,263
Grupo Modelo S.A. "C" (Leading brewery) .................................................      5,534,000            11,661,476
Kimberly Clark de Mexico S.A. de C.V. "A" (Producer of consumer paper products) .........     11,503,000            33,343,678
Panamerican Beverages Inc. "A" (Soft drink bottler) .....................................      1,230,600            24,919,650
Pepsi-Gemex S.A. (ADR) (Soft drink bottler) .............................................        300,000             1,950,000
Pepsi-Gemex S.A. "B" (b) ................................................................      6,544,500             2,348,113
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) .................      1,010,000            53,340,625
                                                                                                                   -----------
                                                                                                                   222,596,057
                                                                                                                   -----------
Panama 1.1%
Banco Latinoamericano de Exportaciones S.A. "E" (ADR) (Bank) ............................        255,700             5,545,494
                                                                                                                   -----------
Peru 1.3%
Embotellador Latinoamericana S.A.* (Soft drink bottler and distributor) .................      6,125,260             1,097,896
Industrias Pacocha S.A. "T"* (Household products and food producer) (b) .................      4,639,237               763,505
Union de Cerveceria Backus & Johnston S.A. "T" (Beer producer) ..........................     12,683,186             4,505,352
                                                                                                                   -----------
                                                                                                                     6,366,753
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Latin America Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Venezuela 0.6%
Mavesa S.A. (ADR) (Food processor) ......................................................        802,875             3,211,500
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $524,422,774)                                                                            467,491,224
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $557,372,774) (a)                                                       500,441,224
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $560,675,005. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $60,233,781. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $32,473,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $92,707,765.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $9,726,115 (1.93% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $25,412,579. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Latin America Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $557,372,774) ...................  $ 500,441,224
                 Foreign currency holdings, at market (identified cost $1,645,359) .......      1,645,359
                 Receivable for investments sold .........................................      1,436,680
                 Receivable for Fund shares sold .........................................      3,617,447
                 Dividends and interest receivable .......................................      2,249,440
                 Other assets ............................................................          4,509
                                                                                            ----------------
                 Total assets ............................................................    509,394,659
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .......................................      2,582,777
                 Payable for Fund shares redeemed ........................................      1,922,579
                 Accrued management fee ..................................................        506,892
                 Other payables and accrued expenses .....................................        763,417
                                                                                            ----------------
                 Total liabilities .......................................................      5,775,665
                 -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 503,618,994
                 -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .....................................      6,245,279
                 Unrealized appreciation (depreciation) on:
                    Investments ..........................................................    (56,931,550)
                    Foreign currency related transactions ................................        (38,972)
                 Accumulated net realized gain (loss) ....................................     12,911,155
                 Paid-in capital .........................................................    541,433,082
                 -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 503,618,994
                 -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($503,618,994 / 26,476,730 shares of capital stock outstanding,         ----------------
                    $.01 par value, 100,000,000 shares authorized) .......................         $19.02
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Latin America Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $2,132,079) .................  $  22,721,968
                 Interest ................................................................      2,123,533
                                                                                            ----------------
                                                                                               24,845,501
                                                                                            ----------------
                 Expenses:
                 Management fee ..........................................................      9,375,566
                 Services to shareholders ................................................      2,544,161
                 Custodian and accounting fees ...........................................      1,612,285
                 Directors' fees and expenses ............................................         65,877
                 Reports to shareholders .................................................        202,439
                 Auditing ................................................................         95,554
                 Legal ...................................................................         24,964
                 Registration fees .......................................................          7,365
                 Amortization of organization expenses ...................................          1,544
                 Other ...................................................................         76,639
                                                                                            ----------------
                                                                                               14,006,394
                 -------------------------------------------------------------------------------------------
                 Net investment income                                                         10,839,107
                 -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .............................................................     15,980,844
                 Foreign currency related transactions (including CPMF tax of $591,530) ..     (1,644,540)
                                                                                            ----------------
                                                                                               14,336,304
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .............................................................   (162,723,607)
                 Foreign currency related transactions ...................................         22,260
                                                                                            ----------------
                                                                                             (162,701,347)
                 -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                  (148,365,043)
                 -------------------------------------------------------------------------------------------

                 -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $(137,525,936)
                 -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Latin America Fund

                       Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $ 10,839,107      $  8,993,327
                 Net realized gain (loss) from investment
                    transactions .......................................    14,336,304       108,195,714
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........  (162,701,347)       26,908,312
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................  (137,525,936)      144,097,353
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .................................    (8,553,580)       (7,655,243)
                                                                          ----------------  ----------------
                 Net realized gains ....................................   (39,004,290)               --
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................   312,261,907       737,548,712
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................    45,271,596         7,123,139
                 Cost of shares redeemed ...............................  (551,385,752)     (620,473,602)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................  (193,852,249)      124,198,249
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................  (378,936,055)      260,640,359
                 Net assets at beginning of period .....................   882,555,049       621,914,690
                 Net assets at end of period (including undistributed
                    net investment income of $6,245,279 and $5,604,292,   ----------------  ----------------
                    respectively) ......................................  $503,618,994      $882,555,049
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............    35,131,733        30,148,974
                                                                          ----------------  ----------------
                 Shares sold ...........................................    13,655,806        27,610,297
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................     1,743,227           334,106
                 Shares redeemed .......................................   (24,054,036)      (22,961,644)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ................    (8,655,003)        4,982,759
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................    26,476,730        35,131,733
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         17 - Scudder Latin America Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    Years Ended October 31,
                                                                  1998(a)     1997(a)     1996(a)      1995          1994
------------------------------------------------------------------------------------------------------------------------------
                                                                  -------    -------     -------     -------       -------
Net asset value, beginning of period ...........................  $ 25.12    $ 20.63     $ 16.22     $ 24.44       $ 18.41
                                                                  -------    -------     -------     -------       -------
Income (loss) from investment operations:
Net investment income (loss) ...................................      .34        .26         .25         .09          (.03)
Net realized and unrealized gain (loss) on investment
  transactions .................................................    (5.05)      4.49        4.30       (7.62)         6.10
                                                                  -------    -------     -------     -------       -------
Total from investment operations ...............................    (4.71)      4.75        4.55       (7.53)         6.07
                                                                  -------    -------     -------     -------       -------
Less distributions:
From net investment income .....................................     (.25)      (.26)       (.15)         --            --
In excess of net investment income .............................       --         --          --          --          (.06)
From net realized gains on investment transactions .............    (1.14)        --          --        (.73)         (.06)
                                                                  -------    -------     -------     -------       -------
Total distributions ............................................    (1.39)      (.26)       (.15)       (.73)         (.12)
                                                                  -------    -------     -------     -------       -------
Redemption fees (b) ............................................       --         --         .01         .04           .08
                                                                  -------    -------     -------     -------       -------
Net asset value, end of period .................................  $ 19.02    $ 25.12     $ 20.63     $ 16.22       $ 24.44
                                                                  -------    -------     -------     -------       -------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................................   (20.23)     23.25       28.31(c)    30.96(c)(d)   33.43(c)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................      504        883         622         519           809
Ratio of operating expenses, net, to average daily net
  assets (%) ...................................................     1.87       1.89        1.96        2.08          2.01
Ratio of operating expenses, before expense reductions, to
  average daily net assets (%) .................................     1.87       1.89        1.96        2.11          2.05
Ratio of net investment income (loss) to average daily net
  assets (%) ...................................................     1.45        .98        1.32         .52          (.20)
Portfolio turnover rate (%) ....................................     43.6       41.8        22.4        39.5          22.4

(a)   Based on monthly average of shares outstanding during the period.

(b) Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders.

(c) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.

(d)   Total returns would have been lower had certain expenses not been reduced.


                         18 - Scudder Latin America Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                         19 - Scudder Latin America Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) from foreign currency related transactions.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                         20 - Scudder Latin America Fund

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares were deferred and amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income from certain portfolio companies may fluctuate significantly from year to year due to dividend distribution policies of such companies.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $307,550,613 and $512,548,712, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.25% of the first $1 billion of the Fund's average daily net assets and 1.15% of such assets in excess of $1 billion, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended October 31, 1998, the fee pursuant to these agreements aggregated $9,375,566, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.


                         21 - Scudder Latin America Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $1,980,749, of which $143,654 is unpaid at October 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $35,890, of which $3,238 is unpaid at October 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $383,584, of which $47,157 is unpaid at October 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $11,475.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $65,877.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         22 - Scudder Latin America Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 4, 1998


                        23 - Scudder Latin America Fund

                               Tax Information

The Fund paid distributions of $1.14 per share from net long-term capital gains during its fiscal year ended October 31, 1998, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $16,900,000 as capital gain dividends for its fiscal year ended October 31, 1998.

The Fund paid foreign taxes of $2,132,000 and earned $11,113,000 of foreign source income during the fiscal year ended October 31, 1998. Pursuant to
Section 853 of the Internal Revenue Code, the Fund designates $.08 per share as foreign taxes paid and $.42 per share as income earned from foreign sources for the fiscal year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                            Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital
Management Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Nicholas Bratt*
President

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Sheridan P. Reilly*
Vice President

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                      *Scudder Kemper Investments, Inc.

                       24 - Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       25 - Scudder Latin America Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       26 - Scudder Latin America Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       27 - Scudder Latin America Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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